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                        GARTMORE VARIABLE INSURANCE TRUST

                           GVIT Emerging Markets Fund
                         GVIT International Growth Fund

                   Prospectus Supplement dated August 31, 2004
                       to Prospectus dated April 29, 2004


      The following information replaces Footnote 3 under the FEES AND EXPENSES table on page 5 of the Prospectus for the GVIT EMERGING MARKETS FUND:

      3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses and administrative service fees) from exceeding 1.40% for each Class at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, "Total Annual Fund Operating Expenses" could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in "Other Expenses") could increase up to 0.25% under the Trust's administrative services plan, the "Total Annual Fund Operating Expenses" could increase to 1.65% for Class I and Class III shares and 1.90% for Class II and Class VI shares before GGAMT would be required to limit the Fund's expenses. At this time, "Other Expenses" do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the "Total Annual Fund Operating Expenses" could rise to the expense limitation described above. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.